UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 13, 2006
                                                        -----------------

                                 IONATRON, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        001-14015                                         77-0262908
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(Commission File Number)                       (IRS Employer Identification No.)


  3950 East Columbia, Tucson, Arizona                       85714
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (520) 628-7415
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

(d) On February 13, 2006, James A. McDivitt was appointed as a Class I Director of Ionatron, Inc. (the "Registrant"). The current term for Class I Directors expires at the Annual Meeting of Stockholders in 2008. Mr. McDivitt currently serves as a director of Silicon Graphics Inc., a publicly traded company. From 1981 until his retirement in 1995, Mr. McDivitt was employed at Rockwell International Corporation, most recently as its Senior Vice President, Government Operations and International. Mr. McDivitt joined Pullman Inc. in 1975 as its Executive Vice President and, in October 1975 he became President of its Pullman Standard Division, The Railcar Division, and later had additional responsibility for the leasing, engineering and construction areas of the company. From 1972 through 1975, he was Executive Vice President Corporate Affairs for Consumers Power Company. Mr. McDivitt joined the United States Air Force in 1951 and retired with the rank of Brigadier General in 1972. During his service with the U.S. Air Force, Mr. McDivitt was selected as an astronaut in 1962 and was Command Pilot for Gemini IV and Commander of Apollo 9 and Apollo Spacecraft Program Manager from 1969 to 1972, including Apollo 12 through 16 missions. Mr. McDivitt holds a B.S. degree in Aeronautical Engineering from the University of Michigan.

      On February 13, 2006, the Board of Directors of the Registrant granted an option to purchase up to 150,000 shares of the Registrant's common stock pursuant to its 2004 Stock Incentive Plan to Mr. McDivitt. Pursuant to the terms of a Non-Qualified Stock Option Agreement relating to the option grant, the option has an exercise price of $9.75 per share, vested and became exercisable on the date of grant and expires on the five year anniversary on the date of grant.

      On February 13, 2006, the Board of Directors appointed Thomas Steffens, a director, as its Executive Vice President, Senior Military and Government Relations. Mr. Steffens' employment will commence on February 17, 2006 and he will serve as an at-will employee. The Board approved an annual salary for Mr. Steffens of $187,000. The Board also granted Mr. Steffens an option to purchase up to 200,000 shares of its common stock under the Registrant's 2004 Stock Incentive Plan. Pursuant to the terms of a Non-Qualified Stock Option Agreement relating to the option grant, the option has an exercise price of $9.75 per share, vested and became exercisable on the date of grant and expires on the five year anniversary on the date of grant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   IONATRON, INC.
                                   (Registrant)

                                   By:
                                      ------------------------------------------
                                      Stephen McCommon
                                      Vice President of Finance and Chief
                                        Accounting Officer (principal accounting
                                        officer)


Date:  February 16, 2006